Exhibit 1.1



                                1,345,000 Shares

                                  Common Stock

                               ($0.001 par value)

                             UNDERWRITING AGREEMENT

                                                                February 4, 2002

UBS Warburg LLC
Morgan Keegan & Co., Inc.,
   as Underwriters
c/o UBS Warburg LLC
677 Washington Blvd.
Stamford, Connecticut 06901



Ladies and Gentlemen:

          Aphton Corporation, a Delaware corporation (the "Company"), proposes to issue and sell to the underwriters named in Schedule A annexed hereto (each, an "Underwriter" and collectively, the "Underwriters"), from time to time in the manner described below, an aggregate of 1,345,000 shares of common stock, $0.001 par value (the "Common Stock"), of the Company. Such shares are hereinafter collectively referred to as the "Shares." The Shares are described in the Prospectus referred to below.

          The Company has filed, in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder (collectively called the "Act"), with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (File No. 333-72964) including a prospectus, relating to the Shares and the offering thereof from time to time in accordance with Rule 415 under the Act, and the Company has filed such post-effective amendments thereto as may be required prior to any sale by the Company of Shares, which incorporates by reference documents which the Company has filed in accordance with the provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (collectively called the "1934 Act"). Such registration statement (as so amended, if applicable) has been declared effective by the Commission and is referred to herein as the "Registration Statement." The final prospectus and all applicable amendments or supplements thereto (including any pricing supplements or prospectus supplements relating to the sale of Shares from time to time), in the form first furnished to the Underwriters, are collectively referred to herein as the "Prospectus." All references to the "Registration Statement" and the "Prospectus" also shall be deemed to include all documents incorporated therein by reference pursuant to the 1934 Act; provided, that if the Company files a registration statement with the Commission pursuant to Rule 462(b) under the Act (the "Rule 462(b) Registration Statement"), then, after such filing, all references to the "Registration Statement" also shall be deemed to include the Rule 462(b) Registration Statement. A "preliminary prospectus" shall be deemed to


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refer to any prospectus used before the Registration Statement became effective and any prospectus furnished by the Company after the Registration Statement became effective which omitted information to be included in a form of prospectus filed with the Commission pursuant to Rule 424(b) under the Act. For purposes of this Agreement, all references to the Registration Statement, Prospectus or preliminary prospectus or to any amendment or supplement thereto shall be deemed to include any copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval System ("EDGAR").

     The Company and the Underwriters agree as follows:

          1. Sale and Purchase. Upon the basis of the warranties and representations and subject to the terms and conditions herein set forth, the Company agrees to sell to the respective Underwriters and each of the Underwriters, severally and not jointly, agrees to purchase from the Company the aggregate number of Shares set forth opposite the name of such Underwriter in Schedule A attached hereto in each case at a purchase price of $11.938 per Share. The Company is advised by you that the Underwriters intend (i) to make a public offering of their respective portions of the Shares as soon after the effective date of the Registration Statement as in your judgment is advisable and (ii) initially to offer the Shares upon the terms set forth in the Prospectus.

          2. Payment and Delivery. Payment of the purchase price for the Shares shall be made to the Company by Federal Funds wire transfer against delivery of the certificates for the Shares to you through the facilities of the Depository Trust Company (DTC) for the respective accounts of the Underwriters. Such payment and delivery shall be made at 10:00 A.M., New York City time, on February 7, 2002 (unless another time shall be agreed to by you and the Company or unless postponed in accordance with the provisions of Section 8 hereof). The time at which such payment and delivery are actually made is hereinafter sometimes called the time of purchase. Certificates for the Shares shall be delivered to you in definitive form in such names and in such denominations as you shall specify on the second business day preceding the time of purchase. For the purpose of expediting the checking of the certificates for the Shares by you, the Company agrees to make such certificates available to you for such purpose at least one full business day preceding the time of purchase.

          3. Representations and Warranties of the Company. The Company represents and warrants to the Underwriters on and as of (i) the date of this Agreement and (ii) the time of purchase that:

             (a) the Company meets the requirements for use of Form S-3 under the Act; the Registration Statement (including any Rule 462(b) Registration Statement) has become effective under the Act and no stop order suspending the effectiveness Registration Statement (including any Rule 462(b) Registration Statement) has been issued under the Act and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Company, are contemplated by the Commission, and any request on the part of the Commission for additional information has been complied with; the Registration Statement (including any Rule 462(b) Registration Statement) and any amendments thereto (including the filing of the Company's most recent Annual Report on Form 10-K with the Commission (the "Annual Report on Form 10-K")) comply in all material respects with the requirements of the

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Act and do not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; each preliminary prospectus and prospectus filed as part of the Registration Statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the Act, complied when so filed in all material respects with the Act; each preliminary prospectus and the Prospectus delivered to the Underwriters for use in connection with the offering of Shares are identical to any electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T; and neither the Prospectus nor any amendment or supplement thereto includes an untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall not apply to statements in or omissions from the Registration Statement or the Prospectus made in reliance upon and in conformity with information furnished to the Company in writing by the Underwriters expressly for use in the Registration Statement or the Prospectus;

             (b) the documents incorporated or deemed to be incorporated by reference in the Prospectus, at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the 1934 Act and, when read together with the other information in the Prospectus, at the date of the Prospectus, the date of this Agreement and the time of purchase, did not and will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

             (c) as of the date of this Agreement the Company has, and at the time of purchase will have, an authorized capitalization as set forth in the Registration Statement and the Prospectus; all of the issued and outstanding shares of capital stock of the Company, including the Common Stock, have been duly and validly authorized and issued and are fully paid and non-assessable, have been issued in compliance with all applicable laws (including, but not limited to, federal and state securities laws) and were not issued in violation of any preemptive right, resale right, right of first refusal or similar right;

             (d) except as disclosed in the Registration Statement, each of the Company and each subsidiary of the Company set forth on Schedule B hereto (each a "Subsidiary" and, collectively, the "Subsidiaries") has been duly incorporated and is validly existing as a corporation and is in good standing under the laws of its respective jurisdiction of incorporation with all requisite corporate power and authority to own, lease and operate its respective properties and to conduct its respective business as conducted and as proposed to be conducted as described in the Registration Statement and Prospectus;

             (e) each of the Company and the Subsidiaries is duly qualified or registered to do business as a foreign corporation in good standing in each jurisdiction in which it conducts its respective business as conducted, and as proposed to be conducted as described in the Registration Statement and Prospectus, where the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to so qualify, individually or in the aggregate, would not have a material adverse effect on the business, prospects, properties, financial condition or results of operation of the Company and the Subsidiaries, taken as a whole (a "Material Adverse Effect");

             (f) the Company has no significant subsidiaries (as defined in Rule 1-02 of Regulation S-X under the Act) other than the Subsidiaries; other than the Subsidiaries the Company does not own, directly or indirectly, any shares of stock or any other equity or long-term debt securities of any corporation or have any equity interest in any firm, partnership, joint venture, association or other entity;

             (g) complete and correct copies of the certificates of incorporation and of the bylaws of the Company and the Subsidiaries and all amendments thereto have been delivered to you or included in the Registration Statement, and except as set forth in the Registration Statement no changes therein will be made during the term of this agreement;

             (h) except as disclosed in the Registration Statement, all of the outstanding shares of capital stock of each of the Subsidiaries have been duly authorized and validly issued, are fully paid and non-assessable and (except as otherwise described in this Section 3(h)) are owned by the Company subject to no security interest, other encumbrance or adverse claims; no options, warrants or other rights to purchase, agreements or other obligations to issue or other rights to convert any obligation into shares of capital stock or ownership interests in the Subsidiaries are outstanding;

             (i) except as disclosed in the Registration Statement, the Company and each of the Subsidiaries are in compliance in all material respects with all applicable laws, orders, rules, regulations, directives, decrees and judgments;

             (j) except as disclosed in the Registration Statement, neither the Company nor any of the Subsidiaries is in breach of, or in default (nor has any event occurred which with notice, lapse of time, or both would result in any breach of, or constitute a default under), under (a) its respective certificate of incorporation, charter or by-laws or (b) in the performance or observance of any obligation, agreement, covenant or condition contained in any license, indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any lease, contract or other agreement or instrument to which the Company or any of the Subsidiaries is a party or by which any of them or any of their properties is bound, except in the case of clause (b), for such breaches or defaults as would not reasonably be expected to have a Material Adverse Effect;

             (k) the execution, delivery and performance of this Agreement, the issuance and sale of the Shares and the consummation of the transactions contemplated hereby will not conflict with, or result in any breach of or constitute a default under (nor constitute any event which with notice, lapse of time, or both would result in any breach of, or constitute a default under) (i) any provision of the articles of incorporation, charter or by-laws of the Company or any of the Subsidiaries, or (ii) any provision of any license, indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any lease, contract or other agreement or instrument to which the Company or any of the Subsidiaries is a party or by which any of them or their respective properties may be bound or affected, or
(iii) any federal, state, local or foreign law, regulation or rule or any decree, judgment or order applicable to the Company or any of the Subsidiaries, except in the case of clause (ii) for such conflicts, breaches, or defaults, individually or in the aggregate, as would not reasonably be expected to have a Material Adverse Effect;

             (l) the Company has full legal right, power and authority to enter into and perform this Agreement and to consummate the transactions contemplated herein; this Agreement has been duly authorized, executed and delivered by the Company and is a legal, valid and binding agreement of the Company enforceable in accordance with its terms, except (i) as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally, or (ii) as any rights to indemnity or contribution hereunder may be limited by federal and state securities laws and public policy considerations;

             (m) the capital stock of the Company, including the Shares, conforms in all material respects to the description thereof contained in the Registration Statement and Prospectus, and the certificates for the Shares (to the extent such Shares are certificated) are in due and proper form;

             (n) the issuance and sale of the Shares to the Underwriters hereunder have been duly authorized by the Company; when issued and delivered against payment therefor as provided in this Agreement, the Shares will be validly issued, fully paid and non-assessable and the issuance of the Shares will not be subject to any preemptive or similar rights; except as disclosed in the Registration Statement and as to which the Company has obtained a waiver in connection with this offering, no person or entity holds a right to require or participate in the registration under the Act of the Shares pursuant to the Registration Statement; no person or entity has a right of participation or first refusal with respect to the sale of the Shares by the Company;

             (o) except as disclosed in the Registration Statement and as to which the Company has obtained a waiver in connection with this offering, there are no contracts, agreements or understandings between the Company or its Subsidiaries and any person or entity granting such person or entity the right, contractual or otherwise, to cause the Company to issue to it, or register pursuant to the Act, any securities or shares of capital stock of the Company upon the issue and sale of the Shares to the Underwriters hereunder, or to require the Company to include such securities with the Shares registered pursuant to the Registration Statement, nor does any person have preemptive rights, co-sale rights, rights of first refusal or other rights to purchase any of the Shares other than those that have been expressly waived before the date hereof;

             (p) the form of certificates evidencing the Shares (to the extent such Shares are certificated) complies with all applicable legal requirements and, in all material respects, with all applicable requirements of the charter and bylaws of the Company and the requirements of the NASD;

             (q) no approval, authorization, consent or order of or filing with any federal, state or local governmental or regulatory commission, board, body, authority or agency is required in connection with (i) the execution, delivery and performance by the Company of this Agreement and the consummation of the transactions contemplated hereby or (ii) the sale


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and delivery of the Shares, other than (x) such as have been obtained, or will have been obtained at the time of purchase under the Act or the 1934 Act, (y) such approvals as have been obtained in connection with the approval of the listing of the Shares on the Nasdaq National Market System and (z) any necessary qualification under the securities or blue sky laws of the various jurisdictions in which the Shares are being offered by the Underwriters;

             (r) Ernst & Young LLP, whose report on the consolidated financial statements of the Company and the Subsidiaries is filed with the Commission as part of the Registration Statement and Prospectus, are and were during the periods covered by their reports independent public accountants as required by the Act;

             (s) each of the Company and the Subsidiaries has all necessary licenses, authorizations, consents and approvals and has made all necessary filings required under any federal, state, local or foreign law, regulation or rule, and has obtained all necessary authorizations, consents and approvals from other persons, in order to conduct its respective business, unless the failure to possess such licenses, authorizations, consents and other governmental or regulatory authorizations and approvals, individually or in the aggregate, could not reasonably be expected to have Material Adverse Effect; neither the Company nor any of the Subsidiaries is in violation of, in default under or has received any notice regarding a possible violation, default or revocation of any such license, authorization, consent or approval or any federal, state, local or foreign law, regulation or rule or any decree, order or judgment applicable to the Company or any of the Subsidiaries the effect of which could reasonably be expected to have a Material Adverse Effect;

             (t) the Prospectus in paper format delivered to the Underwriters for use in connection with this offering will be identical in all material respects to the version of the Prospectus created to be transmitted to the Commission for filing via EDGAR, except to the extent permitted by Regulation S-T;

             (u) all legal or governmental proceedings, contracts, leases or documents of a character required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement have been so described or filed as required;

             (v) except as disclosed in the Registration Statement, there are no legal or governmental proceedings pending or threatened to which the Company or any of the Subsidiaries or any of their respective officers is a party or of which any of their respective properties is subject at law or in equity, or before or by any federal, state, local or foreign governmental or regulatory commission, which, if determined adversely to the Company or any of its Subsidiaries, could result in a judgment, decree or order which could reasonably be expected to have a Material Adverse Effect or prevent consummation of the transactions contemplated hereby;

             (w) the consolidated financial statements of the Company and the Subsidiaries included in the Registration Statement and the Prospectus present fairly in all material respects the consolidated financial position of the Company and the Subsidiaries as of the dates indicated and the consolidated results of operations and cash flows of the Company and


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the Subsidiaries for the periods specified; such financial statements have been prepared in conformity with generally accepted accounting principles as applied in the United States and on a consistent basis during the periods involved and in accordance with Regulation S-X promulgated by the Commission; the financial statement schedules included or incorporated by reference in the Registration Statement and the Prospectus fairly present in all material respects the information required to be shown therein; no other financial statements or schedules are required by Form S-3 or otherwise to be included in the Registration Statement or Prospectus; any pro forma financial statements and other pro forma financial information included in the Registration Statement and the Prospectus present fairly the information shown therein, have been prepared in accordance with the Commission's rules and guidelines for pro forma financial statements, have been properly compiled on the pro forma bases set forth therein and, in the opinion of the Company, the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to reflect the transaction or circumstances referred to therein;

             (x) subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been (i) any material adverse change, or any development involving a prospective material adverse change, in the business, prospects, properties or assets described or referred to in the Registration Statement, or the results of operations, condition (financial or otherwise), business or operations of the Company and the Subsidiaries, whether or not arising in the ordinary course of business, or
(ii) any transaction which is material to the Company or the Subsidiaries, planned or entered into by the Company or any of the Subsidiaries, or (iii) any obligation, direct or contingent, which is material to the Company and the Subsidiaries, incurred by the Company or the Subsidiaries, except obligations incurred in the ordinary course of business, or (iv) any change in the capital stock or outstanding indebtedness of the Company or the Subsidiaries, or (v) any dividend or distribution of any kind declared, paid or made on the capital stock of the Company. Neither the Company nor the Subsidiaries has any material contingent obligation which is not disclosed in the Registration Statement;

             (y) the Company has filed in a timely manner all reports required to be filed pursuant to Sections 13, 14, 15(d) of the 1934 Act during the preceding twelve calendar months and if during such period the Company has relied on Rule 12b-25(b) under the 1934 Act ("Rule 12b-25(b)") with respect to a report or a portion of a report, that report or portion of a report has actually been filed within the time period prescribed by Rule 12b-25(b);

             (z) the Company is not and, after giving effect to the offering and sale of the Shares, will not be an "investment company" or an entity "controlled" by an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended (the "Investment Company Act");

             (aa) except as disclosed in the Prospectus, there are no outstanding (i) securities or obligations of the Company or any of its Subsidiaries convertible into or exchangeable for any capital stock of the Company or any such Subsidiary, or (ii) warrants, rights or options to subscribe for or purchase from the Company or any such Subsidiary any such capital stock or any such convertible or exchangeable securities or obligations, or (iii) obligations


                                      -7-

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of the Company or any such Subsidiary to issue any shares of capital stock, any such convertible or exchangeable securities or obligation, or any such warrants, rights or options;

             (bb) each of the Company, the Subsidiaries, and each of their respective officers, directors and controlling persons has not taken, and will not take, directly or indirectly, any action which is designed to or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares;

             (cc) the Company (i) is not required to register as a "broker" or "dealer" in accordance with the provisions of the 1934 Act or the rules and regulations thereunder, and (ii) directly, or indirectly through one or more intermediaries, does not control any member firm of the NASD;

             (dd) the Company has not relied upon the Underwriters or legal counsel for the Underwriters for any legal, tax or accounting advice in connection with the offering and sale of the Shares;

             (ee) any certificate signed by any officer of the Company or any Subsidiary delivered to the Underwriters or to counsel for the Underwriters pursuant to or in connection with this Agreement shall be deemed a representation and warranty by the Company to the Underwriters as to the matters covered thereby;

             (ff) to the Company's knowledge, all agreements between the Company or any of the Subsidiaries and third parties expressly referenced in the Prospectus are legal, valid and binding obligations of the Company or one or more of the Subsidiaries, enforceable in accordance with their respective terms, except to the extent enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and by general principles of equity;

             (gg) no relationship, direct or indirect, exists between or among the Company or any of the Subsidiaries, on the one hand, and the directors, officers, stockholders, customers or suppliers of the Company or any of the Subsidiaries, on the other hand, which is required by the Act to be described in the Registration Statement and the Prospectus that is not so described;

             (hh) with such exceptions as could not reasonably be expected to have a Material Adverse Effect on the Company and the Subsidiaries, taken as a whole, the Company and the Subsidiaries have good and marketable title in fee simple to all real property, if any, and good title to all personal property owned by them, in each case free and clear of all liens, security interests, pledges, charges, encumbrances, mortgages and defects, except such as are disclosed in the Prospectus or such as do not materially and adversely affect the value of such property and do not interfere with the use made or proposed to be made of such property by the Company and the Subsidiaries; and any real property and buildings held under lease by the Company or any Subsidiary are held under valid, existing and enforceable leases, with such exceptions as are disclosed in the Prospectus or are not material and do not interfere with the use made or proposed to be made of such property and buildings by the Company or such Subsidiary;


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             (ii) the Company and the Subsidiaries have ownership or license or legal right to use all material patent, copyright, trade secret and trademark rights known by it to be necessary to the conduct of the business of the Company and the Subsidiaries as now conducted (collectively, "Intellectual Property") other than Intellectual Property generally available on commercial terms from other sources;

             (jj) all material licenses or other material agreements under which
(i) the Company and the Subsidiaries are granted rights in Intellectual Property, other than Intellectual Property generally available on commercial terms from other sources, and (ii) the Company or any Subsidiary has granted rights to others in Intellectual Property owned or licensed by the Company or the Subsidiaries, are in full force and effect and there is no material default by the Company or any Subsidiary or, to the Company's knowledge, any other party thereto;

             (kk) each of the Company and the Subsidiaries have taken all reasonable steps required in accordance with sound business practice and business judgment to establish and preserve its ownership of all material copyright, trade secret and other proprietary rights with respect to its products and technology;

             (ll) to the Company's knowledge, after due inquiry, the present business, activities and products of the Company and the Subsidiaries do not infringe any Intellectual Property of any other person, except where such infringement would not, individually or in the aggregate, have a Material Adverse Effect on the Company. Except as described in documents filed with the Commission, to the Company's knowledge, no proceeding charging the Company or any Subsidiary with infringement of any adversely held Intellectual Property has been filed; the Company and the Subsidiaries are not making unauthorized use of any confidential information or trade secrets obtained by the Company or its Subsidiaries from any other person; the activities of each of the Company or the Subsidiaries or any of its employees on behalf of the Company or any Subsidiary do not violate any agreements or arrangements known to the Company or any Subsidiary which any such employees have with other persons, if any;

             (mm) the Company and each of its Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles as applied in the United States and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences;

             (nn) each of the Company and the Subsidiaries have filed on a timely basis all material federal, state, local and foreign income and franchise tax returns required to be filed through the date hereof and have paid all taxes shown as due thereon; and no tax deficiency has been asserted against any such entity, nor does any such entity know of any tax deficiency which is likely to be asserted against any such entity which if, determined adversely to any such

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entity, could have a Material Adverse Effect; all tax liabilities are adequately provided for on the respective books of such entities;

             (oo) neither the Company nor any of the Subsidiaries nor, to the best of the Company's knowledge, any agent, officer or director purporting to act on behalf of the Company or any of the Subsidiaries has at any time; (i) made any contributions to any candidate for political office, or failed to disclose fully any such contributions, in violation of law, or (ii) made any payment to any state, federal or foreign governmental officer or official, or other person charged with similar public or quasi-public duties, other than payments required or allowed by applicable law, or (iii) received or retained any funds in violation of law or of a character required to be disclosed in the Prospectus;

             (pp) in connection with this offering, the Company has not offered and will not offer shares of its Common Stock or any other securities convertible into or exchangeable or exercisable for shares of Common Stock in a manner in violation of the Act; the Company has not distributed and will not distribute any offering material in connection with the offer and sale of the Shares, other than the Prospectus, Registration Statement and other materials permitted by the Act; and

             (qq) the Company has not incurred any liability for any finder's fees or similar payments in connection with the transactions herein contemplated.

          4. Certain Covenants of the Company. The Company hereby agrees:

             (a) before amending or supplementing the Registration Statement or the Prospectus, or, during any period of time in which a Prospectus relating to the Shares is required to be delivered under the Act, to furnish to the Underwriters a copy of each such proposed amendment or supplement before filing any such amendment or supplement with the Commission;

             (b) to make no post-effective amendment or supplement to the Registration Statement or the Prospectus which shall have been disapproved by the Underwriters by notice in writing to the Company after notice thereof and reasonable opportunity to review and comment thereon;

             (c) to prepare a Prospectus Supplement with respect to any Shares sold by the Company pursuant to this Agreement, in a form previously approved by the Underwriters, and to file such Prospectus Supplement pursuant to Rule 424(b) under the Act not later than 5:00 p.m. on the second business day after the signing of this Agreement, and to provide copies of such Prospectus Supplement to the Underwriters via e-mail in ".pdf" format on such filing date to an e-mail account designated by the Underwriters;

             (d) to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Sections 13(a), 13(c), 14 or 15(d) of the 1934 Act for so long as the delivery of a Prospectus is required in connection with the offering or sale of the Shares, and during such same period to advise the Underwriters, promptly after the Company receives notice thereof, of the time when any amendment to the Registration Statement has been filed or has become effective or any supplement to the Prospectus or any amended Prospectus has been filed with the Commission, or the issuance by the Commission of any stop order or of any order preventing or suspending the use of any prospectus relating to the Shares, or the suspension of the qualification of the Shares for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amendment or supplementation of the Registration Statement or Prospectus or for additional information; and

             (e) in the event of the issuance of any such stop order or of any such order preventing or suspending the use of any such prospectus or suspending any such qualification, to use promptly its reasonable best efforts to obtain its withdrawal;

             (f) to furnish such information as may be required and otherwise to cooperate in qualifying the Shares for offering and sale under the securities or blue sky laws of such states as you may reasonably designate and to maintain such qualifications in effect so long as required for the distribution of the Shares; provided that the Company shall not be required to qualify as a foreign corporation, become a dealer of securities, or become subject to taxation in, or to consent to the service of process under the laws of any such state (except service of process with respect to the offering and sale of the Shares); and to promptly advise you of the receipt by the Company of any notification with respect to the suspension of the qualification of the Shares for sale in any jurisdiction or the initiation or threatening in writing of any proceeding for such purpose;

             (g) to make available to the Underwriters, as soon as practicable after the Registration Statement becomes effective, and thereafter from time to time to furnish to the Underwriters, as many copies of the Prospectus (or of the Prospectus as amended or supplemented if the Company shall have made any amendments or supplements thereto after the effective date of the Registration Statement) as the Underwriters may reasonably request for the purposes contemplated by the Act; and for so long as this Agreement is in effect, or in any case if any Underwriter is required to deliver a prospectus within the nine-month period referred to in Section 10(a)(3) of the Act in connection with the sale of the Shares, the Company will prepare and file promptly such amendment or amendments to the Registration Statement and the Prospectus as may be necessary to comply with the requirements of Section 10(a)(3) of the Act;

             (h) to advise you promptly and (if requested by you) to confirm such advice in writing (i) when any post-effective amendment to the Registration Statement has become effective and (ii) if Rule 430A under the Act is used, when the Prospectus is filed with the Commission pursuant to Rule 424(b) under the Act (which the Company agrees to file in a timely manner under such Rules);

             (i) to furnish to you for a period of three years from the date of this Agreement (i) copies of any reports or other communications which the Company shall send to its stockholders or shall from time to time publish or publicly disseminate, (ii) copies of all annual, quarterly and current reports filed with the Commission on Forms 10-K, 10-Q and 8-K, or such other similar form as may be designated by the Commission, and (iii) copies of documents or reports filed with any national securities exchange on which any class of securities of the Company is listed, and to furnish to you from time to time during the term of this Agreement such other information as you may reasonably request regarding the Company or the

Subsidiaries, in each case as soon as such reports, communications, documents or information becomes available;

             (j) if at any time, beginning on the date of this Agreement and continuing for so long as a Prospectus relating to the Shares is required to be delivered under the Act, any event shall occur or condition exist as a result of which it is necessary, in the reasonable opinion of counsel for the Underwriters or counsel for the Company, to further amend or supplement the Prospectus in order that the Prospectus will not include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein not misleading in light of the circumstances existing at the time the Prospectus is delivered to a purchaser, or if it shall be necessary, in the reasonable opinion of either such counsel, to amend or supplement the Registration Statement or the Prospectus in order to comply with the requirements of the Act, immediate notice shall be given, and confirmed in writing, to the Underwriters to cease sales of any Shares the Underwriters, and the Company will promptly prepare and file with the Commission such amendment or supplement, whether by filing documents pursuant to the Act, the 1934 Act or otherwise, as may be necessary to correct such untrue statement or omission or to make the Registration Statement and Prospectus comply with such requirements;

             (k) to generally make available to its security holders as soon as practicable, but not later than 90 days after the close of the period covered thereby, an earnings statement (in form complying with the provisions of Section 11(a) under the Act) covering each twelve-month period beginning, in each case, not later than the first day of the Company's fiscal quarter next following the "effective date" (as defined in such Rule 158) of the Registration Statement with respect to each sale of Shares;

             (l) to furnish to you four signed copies of the Registration Statement, as initially filed with the Commission, and of all amendments thereto, including all exhibits thereto and all documents incorporated by reference therein;

             (m) to furnish to you as early as practicable prior to the time of purchase a copy of the latest available unaudited interim consolidated financial statements, if any, of the Company and its Subsidiaries which have been read by the Company's independent certified public accountants, as stated in their letter to be furnished pursuant to Section 6(d) hereof;

             (n) to apply the net proceeds from the sale of the Shares in the manner set forth under the caption "Use of Proceeds" in the Prospectus;

             (o) to pay all costs, expenses, fees and taxes in connection with
(i) the preparation and filing of the Registration Statement, each Preliminary Prospectus, the Prospectus, and any amendments or supplements thereto, and the printing and furnishing of copies of each thereof to the Underwriters and to dealers (including costs of mailing and shipment), (ii) the registration, issue, sale and delivery of the Shares, (iii) the producing, word processing and/or printing of this Agreement, any powers of Attorney and any closing documents (including compilations thereof) and the reproduction and/or printing and furnishing of copies of each thereof to the Underwriters (including costs of mailing and shipment), (iv) the qualification of the Shares for offering and sale under state laws and the determination of their eligibility for investment under state law as aforesaid (including the legal fees and filing fees and other disbursements of counsel for the Underwriters) and the printing and furnishing of copies of any blue sky surveys or legal investment surveys to the Underwriters, (v) the listing of the Shares on the Nasdaq National Market System (the "Exchange") and any registration thereof under the 1934 Act, (vi) any filing for review of the public offering of the Shares by the NASD, including the fees and disbursements of counsel to the Underwriters in connection therewith, (vii) all other fees and disbursements of counsel to the Company and counsel to the Underwriters, up to a maximum of $40,000, and (viii) the performance of the Company's other obligations hereunder; provided that the Underwriters shall be responsible for any transfer taxes on resale of Shares by them;

             (p) to furnish to you, before filing with the Commission subsequent to the effective date of the Registration Statement and during the period referred to in paragraph (d) above, a copy of any document proposed to be filed pursuant to Section 13, 14 or 15(d) of the 1934 Act;

             (q) to use its reasonable best efforts to cause the Shares to be listed on the Exchange; and

             (r) to use its best efforts to satisfy, or cause to be satisfied, the conditions set forth below in Section 6 on or in respect of the time of purchase hereunder.

          5. Reimbursement of Underwriters' Expenses. If the Shares are not delivered for any reason other than the termination of this Agreement pursuant to the first two paragraphs of Section 8 hereof or the default by one or more of the Underwriters in its or their respective obligations hereunder, the Company shall, in addition to paying the amounts described in Section 4(o) hereof, reimburse the Underwriters for all of their reasonable out-of-pocket expenses, including the fees and disbursements of their counsel. If this agreement is terminated pursuant to Section 8 by reason of the default of one or more Underwriters, the Company shall not be obligated to reimburse any defaulting Underwriter on account of those expenses.

          6. Conditions of Underwriters' Obligations. The several obligations of the Underwriters hereunder are subject to the accuracy of the representations and warranties on the part of the Company on the date hereof and at the time of purchase, the performance by the Company of its obligations hereunder and to the following additional conditions precedent:

             (a) The Company shall furnish you at the time of purchase an officer's certificate signed by two of its executive officers certifying as to the matters set forth in Exhibit A hereto.

             (b) The Company shall furnish you at the time of purchase an opinion of White & Case LLP, counsel for the Company, addressed to the Underwriters and dated the time of purchase, with reproduced copies for each of the other Underwriters, in the form of Exhibit B hereto, with only such departures from such form as counsel for the Underwriters shall have approved.

             (c) The Company shall furnish you at the time of purchase an intellectual property opinion of White & Case LLP, addressed to the Underwriters and dated the time of purchase, with reproduced copies for each of the other Underwriters, in the form of Exhibit C hereto, with only such departures from such form as counsel for the Underwriters shall have approved.

             (d) You shall have received from Ernst & Young LLP letters dated, respectively, the date of this Agreement and the time of purchase, as the case may be, and addressed to the Underwriters (with reproduced copies for each of the Underwriters) in the forms heretofore approved by the Underwriters.

             (e) You shall have received at the time of purchase the favorable opinion of Stroock & Stroock & Lavan LLP as to the matters set forth in Exhibit D hereto.

             (f) Prior to the time of purchase: (i) no stop order with respect to the effectiveness of the Registration Statement shall have been issued under the Act or proceedings initiated under Section 8(d) or 8(e) of the Act; (ii) the Registration Statement and all amendments thereto, or modifications thereof, if any, shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and (iii) the Prospectus and all amendments or supplements thereto, or modifications thereof, if any, shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they are made, not misleading.

             (g) Between the time of execution of this Agreement and the time of purchase, (i) no material adverse change, financial or otherwise (other than as referred to in the Registration Statement and Prospectus at the time of execution of this Agreement), in the business, condition or prospects of the Company and its Subsidiaries taken as a whole shall occur or become known and
(ii) no transaction which is material and unfavorable to the Company shall have been entered into by the Company or any of its Subsidiaries.

             (h) The Company shall have furnished to you such other documents and certificates as to the accuracy and completeness of any statement in the Registration Statement and the Prospectus as of the time of purchase as you may reasonably request.

             (i) The Shares shall have been approved for quotation on Nasdaq, subject only to notice of issuance at or prior to the time of purchase.

             (j) Between the time of execution of this Agreement and the time of purchase, there shall not have occurred any downgrading, nor shall any notice or announcement have been given or made of (i) any intended or potential downgrading or (ii) any review or possible change that does not indicate an improvement, in the rating accorded any securities of or guaranteed by the Company or any Subsidiary by any "nationally recognized statistical rating organization," as that term is defined in Rule 436(g)(2) under the Act.

          7. Effective Date of Agreement; Termination. This Agreement shall become effective (i) if Rule 430A under the Act is not used, when you shall have received notification of the effectiveness of the Registration Statement, or (ii) if Rule 430A under the Act is used, when the parties hereto have executed and delivered this Agreement.

          The obligations of the several Underwriters hereunder shall be subject to termination in the absolute discretion of you or any group of Underwriters (which may include you) which has agreed to purchase in the aggregate at least 50% of the Shares, if, since the time of execution of this Agreement or the respective dates as of which information is given in the Registration Statement and Prospectus, (y) there has been any material adverse and unfavorable change, financial or otherwise (other than as referred to in the Registration Statement and Prospectus at the time of execution of this Agreement), in the operations, business, condition or prospects of the Company and its Subsidiaries taken as a whole, which would, in your judgment or in the judgment of such group of Underwriters, make it impracticable to market the Shares, or (z) there shall have occurred any downgrading, or any notice shall have been given of (i) any intended or potential downgrading or (ii) any review or possible change that does not indicate an improvement, in the rating accorded any securities of or guaranteed by the Company or any Subsidiary by any "nationally recognized statistical rating organization", as that term is defined in Rule 436(g)(2) under the Act or, if, at any time prior to the time of purchase trading in securities on the New York Stock Exchange, the American Stock Exchange or the Nasdaq National Market shall have been suspended or limitations or minimum prices shall have been established on the New York Stock Exchange, the American Stock Exchange or the Nasdaq National Market, or if a banking moratorium shall have been declared either by the United States or New York State authorities, or if the United States shall have declared war in accordance with its constitutional processes or there shall have occurred any material outbreak or escalation of hostilities or other national or international calamity or crisis of such magnitude in its effect on the financial markets of the United States as, in your judgment or in the judgment of such group of Underwriters, to make it impracticable to market the Shares.

          If you or any group of Underwriters elects to terminate this Agreement as provided in this Section 7, the Company and each other Underwriter shall be notified promptly by letter or telegram.

          If the sale to the Underwriters of the Shares, as contemplated by this Agreement, is not carried out by the Underwriters for any reason permitted under this Agreement or if such sale is not carried out because the Company shall be unable to comply with any of the terms of this Agreement, the Company shall not be under any obligation or liability under this Agreement (except to the extent provided in Sections 4(o), 5 and 9 hereof), and the Underwriters shall be under no obligation or liability to the Company under this Agreement (except to the extent provided in Section 9 hereof) or to one another hereunder.

          8. Increase in Underwriters' Commitments. Subject to Sections 6 and 7, if any Underwriter shall default in its obligation to take up and pay for the Shares to be purchased by it hereunder (otherwise than for a reason sufficient to justify the termination of this Agreement under the provisions of Section 7 hereof) and if the number of Shares which all Underwriters so defaulting shall have agreed but failed to take up and pay for does not exceed 10% of the total number of Shares, the non-defaulting Underwriters shall take up and pay for (in addition to the aggregate number of Shares they are obligated to purchase pursuant to Section 1 hereof) the number of Shares agreed to be purchased by all such defaulting Underwriters, as hereinafter provided. Such Shares shall be taken up and paid for by such non-defaulting Underwriter or Underwriters in such amount or amounts as you may designate with the consent of each Underwriter so designated or, in the event no such designation is made, such Shares shall be taken up and paid for by all non-defaulting Underwriters pro rata in proportion to the aggregate number of Shares set opposite the names of such non-defaulting Underwriters in Schedule A.

          Without relieving any defaulting Underwriter from its obligations hereunder, the Company agrees with the non-defaulting Underwriters that it will not sell any Shares hereunder unless all of the Shares are purchased by the Underwriters (or by substituted Underwriters selected by you with the approval of the Company or selected by the Company with your approval).

          If a new Underwriter or Underwriters are substituted by the Underwriters or by the Company for a defaulting Underwriter or Underwriters in accordance with the foregoing provision, the Company or you shall have the right to postpone the time of purchase for a period not exceeding five business days in order that any necessary changes in the Registration Statement and Prospectus and other documents may be effected.

          The term "Underwriter" as used in this Agreement shall refer to and include any Underwriter substituted under this Section 8 with like effect as if such substituted Underwriter had originally been named in Schedule A.

          If the aggregate number of Shares which the defaulting Underwriter or Underwriters agreed to purchase exceeds 10% of the total number of Shares which all Underwriters agreed to purchase hereunder, and if neither the non-defaulting Underwriters nor the Company shall make arrangements within the five business day period stated above for the purchase of all the Shares which the defaulting Underwriter or Underwriters agreed to purchase hereunder, this Agreement shall be terminated without further act or deed and without any liability on the part of the Company to any non-defaulting Underwriter and without any liability on the part of any non-defaulting Underwriter to the Company. Nothing in this paragraph, and no action taken hereunder, shall relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

          9. Indemnity and Contribution.

             (a) The Company agrees to indemnify, defend and hold harmless each Underwriter, its partners, directors and officers, and any person who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and the successors and assigns of all of the foregoing persons from and against any loss, damage, expense, liability or claim (including the reasonable cost of investigation) which, jointly or severally, any such Underwriter or any such person may incur under the Act, the Exchange Act, the common law or otherwise, insofar as such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof by the Company) or in a Prospectus (the term Prospectus for the purpose of this Section 9 being deemed to include any Preliminary Prospectus, the Prospectus and the

Prospectus as amended or supplemented by the Company), or arises out of or is based upon any omission or alleged omission to state a material fact required to be stated in either such Registration Statement or Prospectus or necessary to make the statements made therein not misleading, except insofar as any such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in and in conformity with information furnished in writing by or on behalf of any Underwriter through you to the Company expressly for use with reference to such Underwriter in such Registration Statement or such Prospectus or arises out of or is based upon any omission or alleged omission to state a material fact in connection with such information required to be stated in such Registration Statement or such Prospectus or necessary to make such information not misleading.

          If any action, suit or proceeding (together, a "Proceeding") is brought against an Underwriter or any such person in respect of which indemnity may be sought against the Company pursuant to the foregoing paragraph, such Underwriter or such person shall promptly notify the Company in writing of the institution of such Proceeding and the Company shall assume the defense of such Proceeding, including the employment of counsel reasonably satisfactory to such indemnified party and payment of all reasonable fees and expenses; provided, however, that the omission to so notify the Company shall not relieve the Company from any liability which the Company may have to any Underwriter or any such person or otherwise. Such Underwriter or such person shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such Underwriter or of such person unless the employment of such counsel shall have been authorized in writing by the Company in connection with the defense of such Proceeding or the Company shall not have, within a reasonable period of time in light of the circumstances, employed counsel to have charge of the defense of such Proceeding or such indemnified party or parties shall have reasonably concluded based on advice of counsel that there may be defenses available to it or them which are different from, additional to or in conflict with those available to the Company (in which case the Company shall not have the right to direct the defense of such Proceeding on behalf of the indemnified party or parties), in any of which events such reasonable fees and expenses shall be borne by the Company and paid as incurred (it being understood, however, that the Company shall not be liable for the reasonable expenses of more than one separate counsel (in addition to any local counsel) in any one Proceeding or series of related Proceedings in the same jurisdiction representing the indemnified parties who are parties to such Proceeding). The Company shall not be liable for any settlement of any Proceeding effected without its written consent but if settled with the written consent of the Company, the Company agrees to indemnify and hold harmless any Underwriter and any such person from and against any loss or liability by reason of such settlement. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second sentence of this paragraph, then the indemnifying party agrees that it shall be liable for any settlement of any Proceeding effected without its written consent if (i) such settlement is entered into more than 60 business days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement and (iii) such indemnified party shall have given the indemnifying party at least 30 days' prior notice of its intention to settle. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened Proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such Proceeding and does not include an admission of fault, culpability or a failure to act, by or on behalf of such indemnified party.

             (b) Each Underwriter severally agrees to indemnify, defend and hold harmless the Company, its directors and officers, and any person who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and the successors and assigns of all of the foregoing persons from and against any loss, damage, expense, liability or claim (including the reasonable cost of investigation) which, jointly or severally, the Company or any such person may incur under the Act, the Exchange Act, the common law or otherwise, insofar as such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in and in conformity with information furnished in writing by or on behalf of such Underwriter through you to the Company expressly for use with reference to such Underwriter in the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof by the Company) or in a Prospectus, or arises out of or is based upon any omission or alleged omission to state a material fact in connection with such information required to be stated in such Registration Statement or such Prospectus or necessary to make such information not misleading.

          If any Proceeding is brought against the Company or any such person in respect of which indemnity may be sought against any Underwriter pursuant to the foregoing paragraph, the Company or such person shall promptly notify such Underwriter in writing of the institution of such Proceeding and such Underwriter shall assume the defense of such Proceeding, including the employment of counsel reasonably satisfactory to such indemnified party and payment of all fees and expenses; provided, however, that the omission to so notify such Underwriter shall not relieve such Underwriter from any liability which such Underwriter may have to the Company or any such person or otherwise. The Company or such person shall have the right to employ its own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of the Company or such person unless the employment of such counsel shall have been authorized in writing by such Underwriter in connection with the defense of such Proceeding or such Underwriter shall not have, within a reasonable period of time in light of the circumstances, employed counsel to have charge of the defense of such Proceeding or such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to or in conflict with those available to such Underwriter (in which case such Underwriter shall not have the right to direct the defense of such Proceeding on behalf of the indemnified party or parties, but such Underwriter may employ counsel and participate in the defense thereof but the fees and expenses of such counsel shall be at the expense of such Underwriter), in any of which events such reasonable fees and expenses shall be borne by such Underwriter and paid as incurred (it being understood, however, that such Underwriter shall not be liable for the reasonable expenses of more than one separate counsel (in addition to any local counsel) in any one Proceeding or series of related Proceedings in the same jurisdiction representing the indemnified parties who are parties to such Proceeding). No Underwriter shall be liable for any settlement of any such Proceeding effected without the written consent of such Underwriter but if settled with the written consent of such Underwriter, such Underwriter agrees to indemnify and hold harmless the Company and any such person from and against any loss or liability by reason of such settlement. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second sentence of this paragraph, then the indemnifying party agrees that it shall be liable for any settlement of any Proceeding effected without its written consent if (i) such settlement is entered into more than 60 business days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement and (iii) such indemnified party shall have given the indemnifying party at least 30 days' prior notice of its intention to settle. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened Proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such Proceeding.

             (c) If the indemnification provided for in this Section 9 is unavailable to an indemnified party under subsections (a) and (b) of this
Section 9 in respect of any losses, damages, expenses, liabilities or claims referred to therein, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, damages, expenses, liabilities or claims (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other hand from the offering of the Shares or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and of the Underwriters on the other in connection with the statements or omissions which resulted in such losses, damages, expenses, liabilities or claims, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same respective proportions as the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by the Company and the total underwriting discounts and commissions received by the Underwriters, bear to the aggregate public offering price of the Shares. The relative fault of the Company on the one hand and of the Underwriters on the other shall be determined by reference to, among other things, whether the untrue statement or alleged untrue statement of a material fact or omission or alleged omission relates to information supplied by the Company or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, damages, expenses, liabilities and claims referred to in this subsection shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with investigating, preparing to defend or defending any Proceeding.

             (d) The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 9 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in subsection (c) above. Notwithstanding the provisions of this Section 9, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by such Underwriter and distributed to the public were offered to the public exceeds the amount of any damage which such Underwriter has otherwise been required to pay by reason of such untrue statement or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to this
Section 9 are several in proportion to their respective underwriting commitments and not joint.

             (e) The indemnity and contribution agreements contained in this
Section 9 and the covenants, warranties and representations of the Company contained in this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of any Underwriter, its partners, directors or officers or any person (including each partner, officer or director of such person) who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, or by or on behalf of the Company, its directors or officers or any person who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and shall survive any termination of this Agreement or the issuance and delivery of the Shares. The Company and each Underwriter agree promptly to notify each other of the commencement of any Proceeding against it and, in the case of the Company, against any of the Company's officers or directors in connection with the issuance and sale of the Shares, or in connection with the Registration Statement or Prospectus.

          10. Notices. All notices hereunder shall be in writing and delivered by hand, overnight courier, mail or facsimile, and if to the Underwriters, shall be sufficient in all respects if delivered to UBS Warburg LLC, 677 Washington Blvd., Stamford, CT 06901, with separate copies to the attention of: David Lessen, William Carrington and Young Kim, Facsimile No. (203) 719-7031; Operations - Corporate Action Department, Facsimile No. (203) 719-0795; and (for information purposes only, without constituting notice) to Legal Affairs (Equities Group), Facsimile No. (203) 719-0680, and if to the Company, shall be sufficient in all respects if delivered or sent to the Company at the offices of the Company at 80 SW 8th Street, Miami, Florida 33130, Attention: Phil Gevas.

          11. Governing Law; Construction. This Agreement and any claim, counterclaim or dispute of any kind or nature whatsoever arising out of or in any way relating to this Agreement ("Claim"), directly or indirectly, shall be governed by, and construed in accordance with, the laws of the State of New York, other than rules governing choice of applicable law. The Section headings in this Agreement have been inserted as a matter of convenience of reference and are not a part of this Agreement.

          12. Submission to Jurisdiction. Except as set forth below, no Claim may be commenced, prosecuted or continued in any court other than the courts of the State of New York located in the City and County of New York or in the United States District Court for the Southern District of New York, which courts shall have jurisdiction over the adjudication of such matters, and the Company consents to the jurisdiction of such courts and personal service with respect thereto. The Company hereby consents to personal jurisdiction, service and venue in any court in which any Claim arising out of or in any way relating to this Agreement is brought by any third party against the Underwriters or any indemnified party. Each of the Underwriters and the Company, on its behalf and, to the extent permitted by applicable law, on behalf of its stockholders and affiliates, waives all right to trial by jury in any action, proceeding or counterclaim, whether based upon contract, tort or otherwise, in any way arising out of or relating to this Agreement. The Company agrees that a final judgment in any such action, proceeding or counterclaim brought in any such court shall be conclusive and binding upon the Company and may be enforced in any other courts in the jurisdiction of which the Company is or may be subject, by suit upon such judgment.

          13. Parties in Interest. The Agreement herein set forth has been and is made solely for the benefit of the Underwriters and the Company and to the extent provided in Section 9 hereof the controlling persons, directors and officers referred to in such section, and their respective successors, assigns, heirs, personal representatives and executors and administrators. No other person, partnership, association or corporation (including a purchaser, as such purchaser, from the Underwriters) shall acquire or have any right under or by virtue of this Agreement.

          14. Counterparts. This Agreement may be signed by the parties in one or more counterparts, which together shall constitute one and the same agreement among the parties.

          15. Successors and Assigns. This Agreement shall be binding upon the Underwriters and the Company and their successors and assigns and any successor or assign of any substantial portion of the Company's and the Underwriters' respective businesses and/or assets.

          16. Miscellaneous. UBS Warburg LLC, an indirect, wholly owned subsidiary of UBS AG, is not a bank and is separate from any affiliated bank, including any U.S. branch or agency of UBS Warburg LLC. Because UBS Warburg LLC is a separately incorporated entity, it is solely responsible for its own contractual obligations and commitments, including obligations with respect to sales and purchases of securities. Securities sold, offered or recommended by UBS Warburg LLC are not deposits, are not insured by the Federal Deposit Insurance Corporation, are not guaranteed by a branch or agency, and are not otherwise an obligation or responsibility of a branch or agency.

          The Company will file a copy of this Agreement with the Commission as an exhibit to a Current Report on Form 8-K not later than the close of business of the Commission on the first business day after the signing of this Agreement.

               If the foregoing correctly sets forth the understanding among the Company and the Underwriters, please so indicate in the space provided below for the purpose, whereupon this letter and your acceptance shall constitute a binding agreement among the Company and the Underwriters severally.

                                 Very truly yours,


                                 APHTON CORPORATION


                                 By: /s/ Philip C. Gevas
                                     -----------------------------
                                     Name: Philip C. Gevas
                                     Title: Chairman and Chief Executive Officer


Accepted and agreed to as of the
date first above written, on behalf of
itself and the other Underwriter named
on Schedule A:

UBS WARBURG LLC
MORGAN KEEGAN & COMPANY, INC.

By:    UBS WARBURG LLC


By:    /s/ David Lessen
       ----------------------------
Name:  David Lessen
Title: Director


By:    /s/ William Dowson
       -----------------------------
Name:  William Dowson
Title: Director

                                                                      Schedule A



          Underwriter                                    Number of Shares
     --------------------------------------------------------------------

               UBS Warburg LLC ................................   672,500


               Morgan Keegan & Company, Inc. ..................   672,500
                                                                  -------

                                      Total:  ................. 1,345,000
                                                                =========

                                                                      Schedule B


                          Subsidiaries of the Company



Currently, the Company has no subsidiaries.

                                                                       Exhibit A

                             Officers' Certificate

          1. The representations and warranties of the Company in the Underwriting Agreement are true and correct in all material respects as of the date hereof as though made on and as of this date;

          2. The Company has performed all obligations and satisfied all conditions on its part to be performed or satisfied pursuant to the Underwriting Agreement at or prior to the date hereof;

          3. The Company's Registration Statement (File No. 333-72964) under the Securities Act of 1933 has become effective; no stop order suspending the effectiveness of such Registration Statement has been issued and no proceeding for that purpose has been initiated or threatened by the Securities and Exchange Commission (the "Commission"); and all requests for additional information on the part of the Commission have been complied with; and

          Except as otherwise disclosed in writing to the Underwriters by the Company, subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been (i) any material adverse change, or any development involving a prospective material adverse change, in the business, prospects, properties or assets described or referred to in the Registration Statement, or the results of operations, condition (financial or otherwise), business or operations of the Company and the Subsidiaries, whether or not arising in the ordinary course of business, or
(ii) any transaction which is material to the Company or the Subsidiaries, planned or entered into by the Company or any of the Subsidiaries, or (iii) any obligation, direct or contingent, which is material to the Company and the Subsidiaries, incurred by the Company or the Subsidiaries, except obligations incurred in the ordinary course of business, or (iv) any material change in the capital stock or outstanding indebtedness of the Company or the Subsidiaries, or
(v) any dividend or distribution of any kind declared, paid or made on the capital stock of the Company; and neither the Company nor the Subsidiaries has any material contingent obligation which is not disclosed in the Registration Statement.

                                                                       Exhibit B

                          Opinion of White & Case LLP

                     [Aphton Corporation - Form of Opinion]



February __, 2002





UBS Warburg LLC
Morgan Keegan & Company, Inc.,
   as Underwriters
c/o UBS Warburg LLC
677 Washington Boulevard
Stamford, Connecticut 06901


Re:       Aphton Corporation

Ladies and Gentlemen:

          We have acted as special counsel for Aphton Corporation, a Delaware corporation ("the Company"), in connection with (i) the execution and delivery of a Underwriting Agreement, dated February __, 2002 (the "Underwriting Agreement"), between the Company, UBS Warburg LLC and Morgan Keegan & Company, Inc. (the "Underwriters"), providing for the purchase from the Company, upon the terms and conditions set forth in the Underwriting Agreement, of up to 1,345,000 shares of the Company's common stock, par value $.001 per share (the "Shares"), and (ii) the preparation and filing by the Company with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act") of the Registration Statement on Form S-3 (File No. 333-72964). As described in the Prospectus, the Company's Annual Report on Form 10-K/A for the year ended January 31, 2001, its Quarterly Reports on Form 10-Q for the five months ended June 30, 2001 and eight months ended September 30, 2001, its Current Report on Form 8-K dated March 16, 2001 and the description of the Company's common stock contained in the Company's Registration Statement on Form 8-A, filed with the Commission on January 30, 1998 (collectively, the "Incorporated Documents"), are incorporated in the Prospectus by reference.

          In so acting, we have examined such certificates of public officials, and certificates of officers of the Company, and the originals (or copies thereof certified to our satisfaction) of such corporate documents and records of the Company, and such other documents, records and papers as we have deemed relevant in order to give the opinions hereinafter set forth. In this connection, we have assumed the genuineness of signatures on, the authenticity of all documents submitted to us as originals and the conformity to authentic original documents of all documents submitted to us as certified, conformed or photostatic copies. Also, we have relied upon such certificates of public officials, and officers of the Company and such other certifications with respect to the accuracy of material factual matters contained therein which were not independently established. We did not participate in the preparation of the Incorporated Documents or review any of them prior to their being filed with the Commission under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), but we did review them in connection with our participation in the preparation of the Prospectus.

          Based upon and subject to the foregoing, it is our opinion that:

               1. The Company has been duly incorporated and is validly existing as a corporation in corporate good standing under the laws of the State of Delaware and has the corporate power and authority to own, lease and operate its properties and conduct its business as described in the Registration Statement, to enter into the Underwriting Agreement, to issue, sell and deliver the Shares and to consummate the transactions contemplated in the Prospectus.

               2. The Common Stock of the Company, including the Shares, conforms in all material respects to the description thereof contained in the Registration Statement and the Prospectus.

               3. The Shares have been duly and validly authorized by the Company for offer, sale, issuance and delivery pursuant to the Underwriting Agreement and, when issued and delivered against payment therefor as provided in the Underwriting Agreement, will be duly and validly issued and fully paid and non-assessable.

               4. To our knowledge, the Company is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction where the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to so qualify would not have a material adverse effect on the business, properties, prospects, financial condition or results of operation of the Company taken as a whole (a "Material Adverse Effect").

               5. To our knowledge and other than as set forth in the Prospectus, there is no legal or governmental proceeding threatened in writing or pending in any state or federal court to which the Company is a party or to which any property of the Company is subject, which could prevent consummation of the transactions contemplated by the Underwriting Agreement.

               6. The Underwriting Agreement has been duly authorized, executed and delivered by the Company.

               7. The execution, delivery and performance of the Underwriting Agreement, the issuance and sale of the Shares and the consummation of the transactions contemplated by the Underwriting Agreement will not conflict with, or result in any breach of or constitute a default under (nor constitute any event which with notice, lapse of time, or both would result in any breach of, or constitute a default under),
          (i) any provisions of the charter or by-laws of the Company or, (ii) under any provision of any license, indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any lease, contract or other agreement or instrument to which the Company is a party or by which it or its property may be bound or affected and which have been filed by the Company with the Commission under the Exchange Act, and are listed in the exhibit index to the Company's most recent Annual Report on Form 10-K/A or were subsequently filed prior to the date hereof under the Exchange Act, or
          (iii) under any decree, judgment or order known to us to be applicable to the Company or under any U.S. Federal or New York State law, regulation or rule which in our experience are normally applicable to transactions of the type contemplated by the Underwriting Agreement, except in the case of clauses (ii) and (iii) for such conflicts, breaches, or defaults, individually or in the aggregate, as would not reasonably be expected to have a Material Adverse Effect.

               8. No approval, authorization, consent or order of or filing with any New York State or U.S. Federal governmental agency or body or any New York State or U.S. Federal court is required to be obtained or made by the Company for the issuance and sale of the Shares or the consummation by the Company of the transactions as contemplated by the Underwriting Agreement except such as may be required by the Act and the applicable rules and regulations thereunder, the securities or blue sky laws of the various jurisdictions in which the Shares are being offered by the Underwriters (as to which we express no opinion) or under the rules and regulations of the National Association of Securities Dealers, Inc. (as to which we express no opinion).

               9. The Company is not and, after giving effect to the offering and sale of the Shares, will not be required to register as an "investment company" as such term is defined in the Investment Company Act of 1940, as amended.

               10. The Registration Statement and the Prospectus, each as of its effective date, and any further amendments and supplements thereto made by the Company prior to the date hereof (other than the incorporated documents, the financial statements and related schedules therein, as to which we express no opinion) comply as to form in all material respects with the requirements of the Act and the rules and regulations of the Commission thereunder.

               11. The Registration Statement has become effective under the Act and, to the best of our knowledge, no stop order proceedings with respect thereto are pending or threatened under the Act and any required filing of the Prospectus and any supplement thereto pursuant to Rule 424 under the Act has been made in the manner and within the time period required by such Rule 424.

         In passing upon the form of the Registration Statement and the Prospectus, we necessarily have assumed the accuracy and completeness of the information included or incorporated by reference therein by the Company and the responsiveness to the applicable forms, rules and regulations of the Commission promulgated under the Exchange Act of the information included in the Incorporated Documents by the Company and we take no responsibility therefor. Based upon such assumptions, in our opinion the Registration Statement, as of its effective date, and the Prospectus, as of its date (except in each case for the financial statements and schedules and other financial and statistical data contained or incorporated by reference therein or omitted therefrom, as to which we express no opinion), appeared on their face to comply as to form in all material respects with the requirements of the Act and the rules and regulations of the Commission thereunder.

          In the course of the preparation by the Company of the Registration Statement and the Prospectus (other than the Incorporated Documents), we have participated in conferences with certain officers of the Company, with representatives of the independent auditors of the Company, and with you and your counsel. Based upon such participation in the preparation of the Registration Statement and the Prospectus (other than the Incorporated Documents, except for the statements in the Company's Annual Report on Form 10-K/A for the year ended January 31, 2001 set forth under the captions "The Company", "Basis of Approach", "Strategic Alliances", "Manufacturing and Marketing", "Strategy and Earnings", "Patents and Trade Secrets", "Competition", "Directors and Executive Officers", "Executive and Principal Scientific Officers", "Administrative and Scientific Staff", "Scientific Advisory Board", "Properties", "Legal Proceedings", "Market for Registrant's Common Equity and Related Stockholder Matters", "Directors and Executive Officers of the Registrant"), and our review and discussion of the contents thereof, but without independent check or verification except as otherwise specified above, nothing has come to our attention which causes us to believe that the Registration Statement, as of its effective date, or the Prospectus, as of its date, (except in each case for the financial statements and schedules and other financial or statistical data contained or incorporated by reference therein or omitted therefrom as to which we express no belief), contained any untrue statement of a material fact or omitted therefrom to state any material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in the light of the circumstances under which they were made) not misleading.

          The opinions expressed above are limited to questions arising under the Federal Law of the United States, the General Corporation Law of the State of Delaware and the law of the State of New York. This opinion may not be relied upon by or published or communicated to any person and may not be used for any other purpose whatsoever without prior written approval in each instance.



                                 Very truly yours,



                                 [Law Firm]

                                                                       Exhibit C

               Intellectual Property Opinion of White & Case LLP

                    [Form of Intellectual Property Opinion]



February __, 2002





UBS Warburg LLC
Morgan Keegan & Company, Inc.,
   as Underwriters
c/o UBS Warburg LLC
677 Washington Boulevard
Stamford, Connecticut 06901


Re:       Aphton Corporation


Ladies and Gentlemen:

          We are Intellectual Property Counsel for the Company in connection with certain intellectual property matters and in connection with the distribution of shares of Aphton Corporation (the "Company") common stock ("Common Stock") pursuant to the Underwriting Agreement as agreed to on February __, 2002. This opinion is provided pursuant to the above referenced Underwriting Agreement between the Company and the Underwriters.

          In connection with this opinion, we have been asked to review certain sections of the Underwriting Agreement relating to patents, patent applications and trade secrets (the "Intellectual Property") of the Company. We have made this review and provide our opinion with respect to the above-identified sections of the Underwriting Agreement. Our opinion is limited to Intellectual Property matters, as noted above.

          We are familiar with certain of the technology used by the Company in its business, to the extent of its disclosure to us by the Company, which is the subject matter of certain of the Intellectual Property described in the above-identified sections of the Underwriting Agreement. The opinions and beliefs expressed in this letter represent our considered judgment and are based upon compilations of applicable laws generally available to the public and effective as of the date hereof.

          As used in this letter, the phrase "to our knowledge" when used as a qualification with respect to the existence or absence of any matter, means that, during our representation of the Company and having no independent investigation with respect thereto, no information has come to our attention which has given us actual knowledge of the existence of facts contrary to the stated existence or absence of the matter.

          Based on our review of the above-identified sections of the Underwriting Agreement, and subject to and limited by the foregoing and the exceptions and limitations set forth below, we offer the following opinions and conclusions:


          1. All patents and pending patent applications ("Patents") that are owned by the Company are listed on IP Schedule A, attached hereto. Information concerning the application number, filing data, and status of the Patents is also set forth in IP Schedule A based upon our knowledge.

          2. Except as set forth below, to our knowledge, the statements in the above-identified sections of the Underwriting Agreement, insofar as such statements pertain to Intellectual Property matters, accurately and fairly represent the information referred to therein. We express no opinion, however, as to the bases upon which the Company decides to file patent applications, the dependency of the Company's commercial success on any factors including protection of proprietary technology and the procurement and enforceability of patents, nor as to the Company's reliance on various methods to protect its proprietary rights.

          3. To our knowledge, and based upon a representation by the Company regarding the conception and reduction to practice of the Intellectual Property described in the above-identified sections of the Underwriting Agreement, (A) there are no rights of parties other than the Company to any of the Patents listed on IP Schedule A, (B) there are no pending or threatened actions, suits, proceedings or claims by others challenging the Company's rights to or in any such Patents and (C) there are no pending or threatened actions, suits, proceedings or claims by others that the Company is infringing or otherwise violating any patent or trade secret rights of others.

          4. To our knowledge, the Company has complied with the examination requirements of the United States Patent and Trademark Office ("USPTO") duty of candor and disclosure for each of the United States Patents listed in IP Schedule A encompassed by our representation of the Company. No fact has come to our attention that causes us to question the enforceability of any of the Patents listed on IP Schedule A, or to question the validity of any claim of any Patent listed on IP Schedule A.

          5. To our knowledge there are no legal or governmental proceedings relating to the Company's patent rights, other than normal ex parte USPTO examination proceedings and similar proceedings (including, without limitation, opposition proceedings, in other jurisdictions). To our knowledge, no patent application listed on IP Schedule A has been formally abandoned, and to our knowledge, all issued patents listed on IP Schedule A have been lawfully issued.

          6. To our knowledge and except as otherwise disclosed as part of the Underwriters' due diligence, there are no agreements with third parties relating to the acquisition, licensing and/or transfer of Intellectual Property rights which have or are anticipated to have a material impact on the Company's existing or future business, including license agreements, joint venture agreements, marketing and/or distribution agreements or other collaboration agreements, that are not currently in effect or that will be expiring soon, nor to our knowledge has there been any notice of termination or other act indicating a desire to terminate any of the aforesaid agreements.

          7. To our knowledge there are no facts that prevent the Company from using its Intellectual Property and know-how to conduct its business or from enforcing its rights to its Patents.

          8. We believe and have so informed the Company that its anti-gastrin and anti-GnRH products, as currently formulated, are covered by one or more of the issued Patents and the claims therein listed in IP Schedule A.

                 This letter is limited to the matters set forth herein, and no matter may be inferred or implied beyond the matters expressly stated in this letter. We assume no obligation to advise you, subsequent to the delivery of this letter, of any matters that could result in a change in the opinions or beliefs set forth herein. This letter has been prepared solely for your use in connection with the Purchase and/or Distribution of stock shares under the appropriate documents, and may not be used for any other purpose, or be relied upon by any other person or entity. It should not be quoted in whole or in part or otherwise be referred to, nor be filed with nor furnished to any governmental agency or other person or entity, without the prior written consent of the undersigned.


                                 Very truly yours,



                                 [Law Firm]

                       IP SCHEDULE A--APHTON CORPORATION


=============== ============= ========== ========== ============ =========================
 Patent No.        Country      Filing     Issue     Inventors    Explanation of Relation
 Serial No.                      Date      Date                    to Company Business
  (Title)
--------------- ------------- ---------- ---------- ------------ -------------------------
                               00/00/00   00/00/00
--------------- ------------- ---------- ---------- ------------ -------------------------

--------------- ------------- ---------- ---------- ------------ -------------------------

--------------- ------------- ---------- ---------- ------------ -------------------------

--------------- ------------- ---------- ---------- ------------ -------------------------

--------------- ------------- ---------- ---------- ------------ -------------------------

--------------- ------------- ---------- ---------- ------------ -------------------------

--------------- ------------- ---------- ---------- ------------ -------------------------

=============== ============= ========== ========== ============ =========================



                       IP SCHEDULE A--APHTON CORPORATION


=================== ========== ========== ================== =============
    Maintenance        APH       Status       Oppositions      Litigation
  Fee/Annuity Fee    Interest               Interferences       Status
       Status                                  Status
------------------- ---------- ---------- ------------------ -------------

------------------- ---------- ---------- ------------------ -------------

------------------- ---------- ---------- ------------------ -------------

------------------- ---------- ---------- ------------------ -------------

------------------- ---------- ---------- ------------------ -------------

------------------- ---------- ---------- ------------------ -------------

------------------- ---------- ---------- ------------------ -------------

------------------- ---------- ---------- ------------------ -------------

=================== ========== ========== ================== =============





                                      -33-

                                                                       Exhibit D

                    Opinion of Stroock & Stroock & Lavan LLP

                               [Form of Opinion]

             1. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Company is qualified to do business as a foreign corporation in good standing in the State of Florida.

             2. All of the outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable and were not issued in violation of or subject to any preemptive or similar rights.

             3. The Company has full corporate power and authority to enter into the Underwriting Agreement and to issue, sell and deliver the Shares to the Underwriters, as provided in the Underwriting Agreement, and the Underwriting Agreement has been duly authorized, executed and delivered by the Company and is the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

While we have not verified, and are not passing upon and do not assume any responsibility for, the accuracy, completeness or fairness of the statements contained in the Registration Statement and the Prospectus (the documents incorporated by reference having been prepared and filed by the Company without our participation), we have participated in conferences with certain officers and other representatives of the Company, counsel for the Company, representatives of the independent auditors for the Company and your representatives, at which the contents of the Registration Statement and Prospectus and related matters were discussed and, on the basis of the foregoing (relying as to materiality to a large extent on the opinions of officers and other representatives of the Company), no facts have come to our attention that lead us to believe that the Registration Statement (except with respect to the financial statements, schedules and other financial data, included therein, as to which we make no statement), at the time it became effective, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading or that the Prospectus (except with respect to the financial statements, schedules and other financial data included therein, as to which we make no statement), as of its date, and as of the date hereof, contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                                      -34-